EATON VANCE COMMODITY STRATEGY FUND
Supplement to Summary Prospectus dated May 1, 2015

Effective as of the close of business on November 5, 2015, Eaton Vance Management (“Eaton Vance”), the Fund’s investment adviser, will assume direct responsibility for the Fund’s day-to-day portfolio management and Armored Wolf, LLC will cease to serve as the Fund’s sub-adviser.  In connection with the foregoing, the Fund has adopted changes to its investment strategy and portfolio managers as described below.  Eaton Vance expects the revised investment strategy for the Fund will be fully implemented following an orderly transition.

1.

The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of the Fund's Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees of the Fund and Subsidiary	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses (of the Fund and Subsidiary)(1)
Other Expenses of the Fund	0.39%	0.39%	0.39%
Other Expenses of the Subsidiary	0.08%	0.08%	0.08%
Total Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses(2)	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%
Expense Reimbursement and Advisory Fee Reduction(3)	-0.76%	-0.76%	-0.76%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.35%	2.10%	1.10%

(1)

Based on estimates for the current fiscal year.

(2)

Based on estimates of the Fund’s allocable share of the advisory fee and other expenses of the Global Macro Absolute Return Advantage Portfolio in which it invests a portion of its assets.

(3)

Pursuant to the Fund’s investment advisory agreement, the Fund’s investment advisory fee is reduced by the Fund’s allocable portion of the advisory fees of the Global Macro Absolute Return Advantage Portfolio in which it invests a portion of its assets.  The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares.  This expense reimbursement will continue through April 30, 2017.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$606	$939	$1,294	$2,294	$606	$939	$1,294	$2,294
Class C shares	$313	$716	$1,245	$2,695	$213	$716	$1,245	$2,695
Class I shares	$112	$409	$729	$1,633	$112	$409	$729	$1,633

2.

The following replaces “Principal Investment Strategies”:

Under normal market conditions, the Fund seeks its investment objective by (i) gaining exposure through commodity-linked derivatives to a broad-based basket of commodities that are represented in the Bloomberg Commodity Index Total Return (the “Index”) and (ii) generating excess returns over the Index by allocating a target of approximately 50% (within a range of 40% to 60%) of the Fund’s total net assets to Global Macro Absolute Return Advantage Portfolio (the “Portfolio”), which invests in securities, derivatives and other instruments to establish long and short investment exposures around the world, with the balance invested in U.S. Treasury bills and other U.S. Treasury securities with maturities one year or less.  The Fund’s long and short exposures may consist of sovereign assets, including currencies, interest rates and debt instruments issued or guaranteed by sovereign entities.  The Fund may also be exposed to other foreign and domestic debt instruments, including corporate debt and equity securities.  The Fund may be exposed to instruments of any credit rating, including those rated below investment grade (rated below BBB by either Standard & Poor’s Ratings Services or Fitch Ratings, or below Baa by Moody’s Investors Service, Inc.) or in unrated instruments considered to be of comparable quality by the investment adviser (often referred to as “junk” instruments).  The Fund may have significant exposures in a geographic region or country and typically a portion will be invested in emerging market countries.  Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be less developed countries that (i) are not included in the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (the “JPM GBI-EM”), or (ii) represent 2% or less of the JPM GBI-EM.  The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

Commodity-linked derivative instruments include commodity index-linked swap agreements and notes, commodity linked swaps, commodity options and futures and options on futures that provide exposure to the investment returns of commodity markets, without investing directly in physical commodities.  Commodity index-linked notes may be leveraged or unleveraged.  The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) with the same investment objective and principal investment strategies as the Fund.  The Portfolio also operates a subsidiary primarily to gain exposure to commodities.

The Fund may invest in and be exposed to a wide variety of derivative instruments, including (but not limited to): forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund.  The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund’s exposure to derivatives is frequently extensive and there is no stated limit on their use.  The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.

In managing the Fund, the investment adviser seeks broad-based exposure to commodities and to generate excess returns over its Index, while maintaining moderate return volatility relative to the Index.  The investment adviser utilizes macroeconomic and political analysis to identify investment opportunities throughout the world, including both developed and emerging markets.  The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose.

As described above, the Fund invests a portion of its net assets in the Portfolio, a registered investment company managed by an affiliate of the Fund’s investment adviser.  The Fund currently intends to obtain a majority of its commodity exposures through the Subsidiary.

3.

The following replaces “Foreign and Emerging Market Investment Risk” under “Principal Risks”:

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The foregoing risks may be greater in frontier markets. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

Economic data as reported by sovereign governments and foreign issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

4.

The following paragraphs are added under “Principal Risks”:

Geographic Risk.  Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that has less exposure to such region or country.

Risks of Repurchase Agreements and Reverse Repurchase Agreements.  In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of the Fund borrowing funds (and the counterparty making a loan), they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

5.

The paragraph relating to Duration Risk under “Principal Risks” is hereby removed.

6.

The reference to Armored Wolf, LLC as investment sub-adviser is hereby removed and the following replaces “Portfolio Manager” under “Management”:

Portfolio Managers.

John R. Baur, Vice President of Eaton Vance, has managed the Fund since November, 2015.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since November, 2015.

Eric A. Stein, Vice President of Eaton Vance, has managed the Fund since November, 2015.

October 27, 2015	20188 10.27.15

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